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                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[x] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
    240.14a-12

                             Strayer Education, Inc.
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                (Name of Registrant as Specified In Its Charter)

                             Strayer Education, Inc.
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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6 (i)(4) and 0-11.
    1) Title of each class of securities to which transaction applies:

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    2) Aggregate number of securities to which transaction applies:

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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1/

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    4) Proposed maximum aggregate value of transaction:

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    1/ Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount previously paid:

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    2) Form, Schedule or Registration Statement No.:

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    3) Filing Party:

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    4) Date Filed:

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Notes:
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                       Information Concerning Participants


               Strayer Education, Inc., its directors, executive officers and certain other members of management and employees may be soliciting proxies from Strayer stockholders. Additional information concerning the interests of such participants in the proposed transactions, if any, will be included in a proxy statement or statements and other relevant documents expected to be filed with the SEC by Strayer.


               These communications include certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements in this document include statements about future financial and operating results and the proposed Strayer/New Mountain transaction. The following factors, among others, could cause actual results to differ materially from those described herein: inability to obtain, or meet conditions imposed for, regulatory approvals for New Mountain's investment in Strayer and the proposed tender offer; failure of Strayer's stockholders to approve the transaction; there can be no assurance that the contemplated advantages will be achieved upon any consummation of the transaction, the costs related to the transaction; and other economic, business, competitive and/or regulatory factors affecting Strayer's business generally. More detailed information about those factors is set forth in Strayer's filings with the Securities and Exchange Commission, including its Annual Report filed on Form 10-K for the fiscal year ended 1999, especially in the Management's Discussion and Analysis section, and its most recent quarterly reports on Form 10-Q. Strayer is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

               INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND THE TENDER OFFER STATEMENT RELATING TO THE FOREGOING TRANSACTION TO BE FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. THE PROXY STATEMENT, TENDER OFFER STATEMENT AND OTHER DOCUMENTS FILED BY STRAYER WITH THE SEC MAY BE OBTAINED WHEN THEY BECOME AVAILABLE FOR FREE AT THE SEC'S WEB SITE, WWW.SEC.GOV. THE PROXY STATEMENT, TENDER OFFER STATEMENT AND THESE OTHER DOCUMENTS MAY ALSO BE OBTAINED FOR FREE FROM STRAYER. REQUESTS TO STRAYER MAY


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BE DIRECTED TO 8550 CINDER BED ROAD, POST OFFICE BOX 1310, NEWINGTON, VA 22122,
ATTENTION: INVESTOR RELATIONS.



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EXHIBIT INDEX

EXHIBIT 99.1   Press Release dated November 29, 2000